UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 28, 2008

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2008, Amgen Inc. (the “Company”) issued a press release announcing its unaudited results of operations and financial condition for the three and six months ended June 30, 2008. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (“non-GAAP”) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to the three and six months ended June 30, 2008 and 2007. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

Three and six months ended June 30, 2008

For the three and six months ended June 30, 2008, the Company’s adjustments to GAAP financial measures relate to amounts associated with the impact of expensing stock options in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”), charges related to the Company’s restructuring plan announced in August 2007, which, for the three and six months ended June 30, 2008, principally relate to asset impairment charges incurred in connection with the rationalization of our worldwide manufacturing operations and, to a lesser degree, moderation of the expansion of our research facilities and loss accruals for leases for certain facilities that will not be used in our business (the “2008 Restructuring Amounts”), charges related to the Company’s acquisitions of Alantos Pharmaceutical Holding, Inc. in July 2007 (the “Alantos Acquisition”), Avidia, Inc. in October 2006 (the “Avidia Acquisition”), Abgenix, Inc. in April 2006 (the “Abgenix Acquisition”), Tularik Inc. in August 2004 (the “Tularik Acquisition”) and Immunex Corporation in July 2002 (the “Immunex Acquisition”), charges related to the loss accruals for certain commercial legal proceedings (the “Legal Accruals”) and the tax effect of the adjustments in 2008 discussed below, excluding certain of the 2008 Restructuring Amounts and certain of the Legal Accruals (the “2008 Tax Effect”).

For the three and six months ended June 30, 2008, the Company reported non-GAAP financial results for cost of sales (excluding amortization of acquired intangible assets) (“COS”) expense, research and development (“R&D”) expense, selling, general and administrative (“SG&A”) expense and diluted shares used in the calculation of adjusted earnings per share. For the three and six months ended June 30, 2008, COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options in accordance with SFAS No. 123R. Diluted shares used in the calculation of adjusted earnings per share were also adjusted to exclude the effects of adopting SFAS No. 123R. The Company believes that excluding the impact of expensing stock options and the related effects of adopting SFAS No. 123R provides supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. For the three and six months ended June 30, 2008, R&D expense was also adjusted to exclude the 2008 Restructuring Amounts and the ongoing non-cash amortization of the R&D technology intangible assets acquired with the Abgenix Acquisition and the Avidia Acquisition (the “R&D Technology Intangible Assets’ Amortization”). For the six months ended June 30, 2008, COS expense and SG&A expense were adjusted to exclude the 2008 Restructuring Amounts and R&D expense was also adjusted to exclude merger related expenses incurred due to the Alantos Acquisition and the Tularik Acquisition primarily related to incremental costs associated with retention (the “Merger Retention Expense”). The Company believes that excluding the 2008 Restructuring Amounts and the Merger Retention Expense provides supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three and six months ended June 30, 2008, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the effects of adopting SFAS No. 123R on diluted shares used in the calculation of adjusted earnings per share for the reasons discussed above, the non-cash amortization of acquired intangible assets associated with the Immunex Acquisition (primarily Enbrel®) (the “Immunex Intangible Assets’ Amortization”), the 2008 Restructuring Amounts, the Legal Accruals and the 2008 Tax Effect. The Company believes that excluding the 2008 Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the Legal Accruals provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2008 Tax Effect will facilitate comparisons before, during and after the related adjustments have occurred.

Three and six months ended June 30, 2007

For the three and six months ended June 30, 2007, the Company’s adjustments to GAAP financial measures relate to amounts associated with the impact of expensing stock options in accordance with SFAS No. 123R, charges related to the Company’s restructuring plan announced in August 2007, which, for the three and six months ended June 30, 2007, principally relate to asset impairment charges incurred in connection with the rationalization of our worldwide manufacturing operations and, to a lesser degree, moderation of the expansion of our research facilities (the “2007 Restructuring Amounts”), and with the Avidia Acquisition, the Abgenix Acquisition, the Tularik Acquisition and the Immunex Acquisition. In addition, the Company’s adjustments to GAAP financial measures also relate to amounts associated with the write-off of the cost of a semi-completed manufacturing asset that will not be used due to a change in manufacturing strategy (the “Manufacturing Charge”), the write-off of the pro-rata portion of the deferred financing and related costs that were immediately charged to interest expense as a result of certain holders of our convertible notes due in 2032 exercising their March 1, 2007, put option and the related convertible notes being repaid in cash (the “Convertible Notes Expense”), the income tax benefit recognized as a result of resolving certain non-routine transfer pricing issues with the Internal Revenue Service for prior periods (the “Income Tax Benefit”) as well as the tax effect of the adjustments for 2007 discussed below, excluding (i) the tax benefit recognized as a result of resolving certain transfer pricing issues with the IRS, (ii) certain of the 2007 Restructuring Amounts and (iii) the Manufacturing Charge (the “2007 Tax Effect”).

For the three and six months ended June 30, 2007, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options in accordance with SFAS No. 123R. Diluted shares used in the calculation of adjusted diluted earnings per share were also adjusted to exclude the effects of adopting SFAS No. 123R. The Company believes that excluding the impact of expensing stock options and the related effects of adopting SFAS No. 123R provides supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred.

For the three and six months ended June 30, 2007, COS expense was also adjusted to exclude merger related expenses incurred due to the Abgenix Acquisition primarily related to the incremental costs associated with recording inventory acquired at fair value which is in excess of our manufacturing cost (the “Abgenix Merger Expense”) and to exclude the impact of the Manufacturing Charge. R&D expense was also adjusted to exclude the R&D Technology Intangible Assets’ Amortization and the merger related expenses incurred due to the Tularik Acquisition primarily related to incremental costs associated with retention (the “2007 Merger Retention Expense”). The Company believes that excluding the Abgenix Merger Expense and the 2007 Merger Retention Expense provides supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the Manufacturing Charge provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three and six months ended June 30, 2007, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the effects of adopting SFAS No. 123R in the calculation of adjusted earnings per share for these periods for the reasons discussed above, the Immunex Intangible Assets’ Amortization, the 2007 Restructuring Amounts, the Income Tax Benefit and the 2007 Tax Effect and, for the six months ended June 30, 2007, the Convertible Notes Expense. The Company believes that excluding the 2007 Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the Income Tax Benefit and the Convertible Notes Expense provides supplemental measures that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2007 Tax Effect will facilitate comparisons before, during and after the related adjustments have occurred.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options in accordance with SFAS No. 123R for the three and six months ended June 30, 2008 and 2007, as a convenience to investors.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated July 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: July 28, 2008	By:	/s/ Robert A. Bradway
	Name:	Robert A. Bradway
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press release dated July 28, 2008

6